MassMutual Select Funds

For Period Ending 09/30/2021

File No. 811-8274

Item G.1.a.i  Legal Proceedings

In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) and In re Tribune Co. Fraudulent Conveyance Litig., No. 13-3992 (2d Cir. Mar. 29, 2016)

On December 7, 2010, MassMutual Select Funds was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust. This case has been dismissed by the district court and dismissal was affirmed by the Second Circuit Court of Appeals.  The Trustee recently filed with the Second Circuit a petition for rehearing en banc.

The potential amounts sought to be recovered from the MassMutual Select Diversified Value Fund and MM S&P 500® Index Fund are approximately $1,621,800 and $1,186,430, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the MassMutual Select Diversified Value Fund and MM S&P® 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts.  The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings. This case also has been dismissed.  The district court’s dismissal of the case was affirmed by the Second Circuit Court of Appeals, and the Plaintiffs’ petition for certiorari was denied by the United States Supreme Court.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.